UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2016 (April 26, 2016)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Spectra Energy Corp 2007 Long-Term Incentive Plan, as Amended and Restated

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Spectra Energy Corp (the “Company”) held on April 26, 2016, the Company’s shareholders approved an amendment and restatement of the Spectra Energy Corp 2007 Long-Term Incentive Plan (the “LTIP”). The Board of Directors of the Company had previously adopted and approved the LTIP on February 16, 2016, subject to shareholder approval.

The amendment and restatement includes: (1) increasing the shares authorized for issuance under the LTIP by 12,500,000 shares, (2) adding additional performance measures available for awards designed to qualify as “performance-based” compensation, and (3) making certain other clarifying and administrative changes. In addition, the shareholder approval was also a re-approval of the LTIP for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The foregoing summary is qualified in its entirety by reference to the terms of the LTIP, as amended and restated, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Approval of Spectra Energy Corp Executive Short-Term Incentive Plan, as Amended and Restated

At the Annual Meeting, the Company’s shareholders also re-approved the Spectra Energy Corp Executive Short-Term Incentive Plan (the “STIP”), as amended and restated, for purposes of Section 162(m) of the Code. The foregoing summary is qualified in its entirety by reference to the terms of the STIP, as amended and restated, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Annual Meeting, the shareholders (i) elected all of the Company’s nominees for directors; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016; (iii) approved the amendments and restatements of the LTIP and STIP as described in Item 5.02 above; and (iv) approved compensation of the Company’s named executive officers on an advisory basis. The shareholders did not approve any of the shareholder proposals, which are listed below.

Nominees	For	Against	Abstain	Non-Votes
Gregory L. Ebel	443,059,996	12,879,450	2,622,703	126,665,727
F. Anthony Comper	453,385,984	3,617,242	1,558,923	126,665,727
Austin A. Adams	453,133,655	3,858,291	1,570,203	126,665,727
Joseph Alvarado	452,254,325	4,784,121	1,523,703	126,665,727
Pamela L. Carter	449,772,736	7,287,553	1,501,860	126,665,727
Clarence P. Cazalot Jr	452,082,644	4,919,806	1,559,699	126,665,727
Peter B. Hamilton	453,489,193	3,528,009	1,544,947	126,665,727
Miranda C. Hubbs	454,747,624	2,339,646	1,474,879	126,665,727
Michael McShane	453,757,577	3,272,423	1,532,149	126,665,727
Michael G. Morris	451,892,595	5,141,353	1,528,201	126,665,727
Michael E. J. Phelps	450,651,110	6,373,839	1,537,200	126,665,727

Proposal 2	For	Against	Abstain	Non-Votes
Ratification of	579,890,801	3,370,517	1,966,558
Deloitte & Touche LLP as
independent registered public accounting firm for 2016

Proposal 3
Approval of Spectra Energy Corp 2007 Long-Term	437,047,075	15,768,511	5,746,563	126,665,727
Incentive Plan, as amended and restated

Proposal 4
Approval of Spectra Energy Corp Executive Short-Term	441,029,108	13,981,426	3,551,615	126,665,727
Incentive Plan, as amended and restated

Proposal 5	For	Against	Abstain	Non-Votes
Approval of an advisory vote	434,976,154	19,588,642	3,997,353	126,665,727
on executive compensation

Proposal 6	For	Against	Abstain	Non-Votes
Shareholder Proposal - Political Contributions	123,257,732	264,799,632	70,504,785	126,665,727

Proposal 7	For	Against	Abstain	Non-Votes
Shareholder Proposal - Lobbying Activities	122,485,246	282,444,714	53,632,189	126,665,727

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Spectra Energy Corp 2007 Long-Term Incentive Plan, as amended and restated.

10.2	Spectra Energy Corp Executive Short-Term Incentive Plan, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Annachiara Jones
Annachiara Jones
Assistant Secretary

Date: May 2, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Spectra Energy Corp 2007 Long-Term Incentive Plan, as amended and restated.

10.2	Spectra Energy Corp Executive Short-Term Incentive Plan, as amended and restated.